                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                 Date of report:  16-Nov-01

                                CIT EC EF 2001-A

A New York                   Commission File               I.R.S. Employer
Corporation                  No. 0001159705

                           c/o CIT Financial USA, Inc.
                      1 Tyco Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000


Item 5. Other
                                CIT EC EF 2001-A
                                   Monthly Servicing Report


                                                                                            Determination Date:      11/16/01
                                                                                             Collection Period:      10/31/01
                                                                                                  Payment Date:      11/20/01

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

        a. Scheduled Payments Received                                                                        $ 33,962,101.83
        b. Liquidation Proceeds Allocated to Owner Trust                                                                 0.00
        c. Required Payoff Amounts of Prepaid Contracts                                                          9,841,302.00
        d. Required Payoff Amounts of Purchased Contracts                                                        1,224,088.02
        e. Proceeds of Clean-up Call                                                                                     0.00
        f. Investment Earnings on Collection Account and Note Distribution Account                                       0.00
                                                                                                              ----------------

                                                                          Total Available Pledged Revenues =  $ 45,027,491.85

   B.  Determination of Available Funds

        a. Total Available Pledged Revenues                                                                   $ 45,027,491.85
        b. Servicer Advances                                                                                     2,704,406.48
        c. Recoveries of  prior Servicer Advances                                                               (3,390,347.16)
        d. Withdrawal from Cash Collateral Account                                                                       0.00
                                                                                                              ----------------

                                                                            Total Available Funds =           $ 44,341,551.17


II. DISTRIBUTION AMOUNTS


    A. COLLECTION ACCOUNT DISTRIBUTIONS


       1.    Servicing Fee                                                                                 654,773.37

       2.    Class A-1 Note Interest Distribution                                  484,206.08
             Class A-1 Note Principal Distribution                              30,849,706.19
                                            Aggregate Class A-1 distribution                            31,333,912.27

       3.    Class A-2 Note Interest Distribution                                  854,791.67
             Class A-2 Note Principal Distribution                                       0.00
                                            Aggregate Class A-2 distribution                               854,791.67

       4.    Class A-3 Note Interest Distribution                                1,072,800.00
             Class A-3 Note Principal Distribution                                       0.00
                                            Aggregate Class A-3 distribution                             1,072,800.00

       5.    Class A-4 Note Interest Distribution                                1,006,316.67
             Class A-4 Note Principal Distribution                                       0.00
                                            Aggregate Class A-4 distribution                             1,006,316.67

       6.    Class B Note Interest Distribution                                    199,918.03
             Class B Note Principal Distribution                                 1,623,668.75
                                            Aggregate Class B distribution                               1,823,586.78

       7.    Deposit to the Reserve Account                                                                      0.00

       8.    Amounts Payable in connection with the Reserve Account                                         19,418.47

       9.    To the holder of the equity certificate                                                     7,575,951.94


                                                                     Collection Account Distributions = 44,341,551.17
                                                                                                        =============


    B.  RESERVE ACCOUNT DISTRIBUTIONS

       1.    Withdrawal from the Reserve Account                                                                 0.00

       2.    Interest to the Holdback Amount Designee                                                       51,546.35

       3.    Release of Excess from the Reserve Account                                                    496,842.64
                                                                                                        -------------

                                                                     Reserve Account Distributions =       548,388.99
                                                                                                        =============


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


     ----------------------------------------------------------------------------------------------------------
           Distribution            Class A-1       Class A-2        Class A-3         Class A-4
              Amounts                Notes           Notes            Notes             Notes
     ----------------------------------------------------------------------------------------------------------

 1.        Interest Due                484,206.08      854,791.67     1,072,800.00        1,006,316.67
 2         Interest Paid               484,206.08      854,791.67     1,072,800.00        1,006,316.67
 3      Interest Shortfall                   0.00            0.00             0.00                0.00
          ((1) minus (2))
 4        Principal Paid            30,849,706.19            0.00             0.00                0.00

 5   Total Distribution Amount      31,333,912.27      854,791.67     1,072,800.00        1,006,316.67
          ((2) plus (4))



     --------------------------------------------------------------------------------
           Distribution             Class B                 Total Offered
              Amounts                Notes                      Notes
     --------------------------------------------------------------------------------

 1.        Interest Due                        199,918.03               3,618,032.45
 2         Interest Paid                       199,918.03               3,618,032.45
 3      Interest Shortfall                           0.00                       0.00
          ((1) minus (2))
 4        Principal Paid                     1,623,668.75              32,473,374.94

 5   Total Distribution Amount               1,823,586.78              36,091,407.39
          ((2) plus (4))



IV. Information Regarding the Securities


    A Summary of Balance Information

     ---------------------------------------------------------------------------------------------------------------------

                            Applicable         Principal Balance        Class Factor     Principal Balance   Class Factor
           Class              Coupon                Nov-01                 Nov-01              Oct-01           Oct-01
                               Rate              Payment Date           Payment Date        Payment Date     Payment Date

     ---------------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes         3.4800%                 141,875,410.86       0.60760         172,725,117.05     0.73972
b.    Class A-2 Notes         3.7300%                 275,000,000.00       1.00000         275,000,000.00     1.00000
c.    Class A-3 Notes         4.3200%                 298,000,000.00       1.00000         298,000,000.00     1.00000
d.    Class A-4 Notes         4.8400%                 249,500,000.00       1.00000         249,500,000.00     1.00000
e.     Class B Notes          4.5800%                  50,756,600.57       0.91348          52,380,269.32     0.94270

f.                        Total Offered Notes       1,015,132,011.43                     1,047,605,386.37



    B    Other Information

---------------------------------------------------------------------------

                              Scheduled             Scheduled
                          Principal Balance     Principal Balance
          Class                Nov-01                Oct-01
                            Payment Date          Payment Date

---------------------------------------------------------------------------

     Class A-1 Notes          185,631,610.00        206,627,380.00


---------------------------------------------------------------------------------------------------------------

                                                     Target           Class          Target          Class
                                Class           Principal Amount      Floor     Principal Amount     Floor
          Class              Percentage              Nov-01          Nov-01          Oct-01         Oct-01
                                                  Payment Date    Payment Date    Payment Date   Payment Date

---------------------------------------------------------------------------------------------------------------

         Class A               95.00%           964,375,410.86                   995,225,117.05
         Class B                5.00%            50,756,600.57    2,809,285.69    52,380,269.32   2,312,443.05



V. PRINCIPAL

 A.  MONTHLY PRINCIPAL AMOUNT

         1. Principal Balance of Notes and Equity Certificates                  1,047,605,386.37
            (End of Prior Collection Period)
         2. Contract Pool Principal Balance (End of Collection Period)          1,015,132,011.43
                                                                                ----------------

                                                Total monthly principal amount     32,473,374.94



VI. CONTRACT POOL DATA


    A.  CONTRACT POOL CHARACTERISTICS

                                                ------------------------------------------------------------------------
                                                  Original                Nov-01                 Oct-01
                                                    Pool               Payment Date           Payment Date
                                                ------------------------------------------------------------------------

          1. a.  Contract Pool Balance              1,111,563,967.00       1,015,132,011.43        1,047,605,386.37
             b.  No of Contracts                              11,329                 11,075                  11,170

          2. Weighted Average Remaining Term                   48.60                   45.9                    46.8

          3. Weighted Average Original Term                     57.7


  B.  DELINQUENCY INFORMATION


                                     -------------------------------------------------------------------------------
                                             % of        % of Aggregate
                                                         Required Payoff   No. Of      Aggregate Required
                                           Contracts         Amount       Accounts       Payoff Amounts
                                     -------------------------------------------------------------------------------

          1.    Current                         96.54%           96.73%        10,692     981,973,454.50
                31-60 days                       2.36%            2.18%           261      22,086,586.07
                61-90 days                       0.77%            0.75%            85       7,622,773.90
                91-120 days                      0.32%            0.33%            35       3,336,192.68
                120+ days                        0.02%            0.01%             2         113,004.27

                            Total Delinquency   100.0%           100.0%        11,075   1,015,132,011.43

          2.    Delinquent Scheduled Payments:

                Beginning of Collection Period                           9,194,573.87
                End of Collection Period                                 8,508,633.19
                                                                        -------------

                      Change in Delinquent Scheduled Payments             (685,940.68)


 C.  DEFAULTED CONTRACT INFORMATION

         A. Current Period Defaulted Valuation Amount                      133,843.54
            Current Period Gross loss on Defaulted Contract                      0.00
                                                                        -------------
                        Total Gross Loss                                   133,843.54
         B. Payments Received on Defaulted Contracts                         2,460.05
                                                                        -------------
         C. Current Month Net Loss Amount                                  131,383.49

         D. Cumulative Liquidation Losses to date                          579,774.68

                                      % of Initial Contracts                    0.088%
                          % of Initial Contract Pool Balance                    0.052%



VII. INFORMATION REGARDING THE RESERVE ACCOUNT

 A.  RESERVE ACCOUNT

         1.    Opening Reserve Account Balance                                             16,028,362.41

         2.    Investment Earnings                                                             32,127.88

         3.    Deposit from the Collection Account                                             19,418.47

         4.    Withdrawals from the Reserve Account                                                   -

         5.    Interest payment to the Holdback Designee                                      (51,546.35)

         6.    Release of Reserve Account Surplus                                            (496,842.64)

         7.    Ending Reserve Account Balance                                              15,531,519.77

         8.    Available amount                                                            16,028,362.41

         9.    Required Reserve Account Amount                                             15,531,519.77

        10.    Reserve Account Surplus/ (Shortfall)                                                    -


VIII. MISCELLANEOUS INFORMATION


      A.  SERVICER ADVANCE BALANCE

         1.    Opening Servicer Advance Balance                                     9,194,573.87
         2.    Current Period Servicer Advance                                      2,704,406.48
         3.    Recoveries of prior Servicer Advances                               (3,390,347.16)
                                                                                -----------------
         4.    Ending Servicer Advance Balance                                      8,508,633.19

      D.  OTHER RELATED INFORMATION

         1.    Life to Date Prepayment (CPR)                                               10.1%

         2.    Life to Date Substitutions:

               a.  Prepayments                          0.00

               b.  Defaults                             0.00


      NCT Funding Company LLC, Allfirst Bank, as trustee under the
  Indenture, and CIT Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY
   FURTHER CERTIFY the following report with respect to the Payment Date occurring on 11/20/01.

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                    Executive Vice President, and Treasurer